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                                  Exhibit 10.2

                                                                  CONFORMED COPY

                  First Amendment to Credit Agreement (3-Year)

     This First Amendment to Credit Agreement (3-Year) (the "Amendment") dated as of May 2, 2002 by and among Maytag Corporation (the "Borrower"), the Banks listed below, and Bank of Montreal, as Administrative Agent;

                              W I T N E S S E T H:

     Whereas, the Borrower, the Banks, and the Administrative Agent have heretofore executed and delivered a Credit Agreement (3-Year) dated as of May 3, 2001 (the "Credit Agreement"); and

     Whereas, the Borrower, the Banks and the Agent desire to make certain amendments to the Credit Agreement as set forth herein;

     Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Banks and the Administrative Agent hereby agree as follows:

     1. Section 9.1(k) of the Credit Agreement is hereby in its entirety and as so amended shall read as follows:

          "(k) [Intentionally Omitted]; or".

     2. This Amendment shall become effective as of the opening of business on May 2, 2002 subject to the conditions precedent that on or before such date:

               (a) the Administrative Agent shall have received counterparts hereof executed by the Borrower and the Required Banks; and

               (b) the Administrative Agent shall have received for the account of each Bank and Arranger the non-refundable fees in the amounts as agreed between the Borrower and the Administrative Agent.

     3.1. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it

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being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended by this Amendment.

     3.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     3.3. Except as specifically provided above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any Note, nor constitute a waiver or modification of any provision of any of the Credit Agreement or any Note.

     3.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

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                                        Maytag Corporation


                                        By: /s/ Steven J. Klyn
                                            ------------------
                                            Name:  Steven J. Klyn
                                            Title: Vice President & Treasurer


                                        Bank of Montreal, Chicago Branch, in its
                                           individual capacity as a Bank and as
                                           Administrative Agent


                                        By: /s/ Amy K. Dumser
                                            -----------------
                                            Name:  Amy K. Dumser
                                            Title: Director

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                                        Bank One, NA


                                        By: /s/ Nathan L. Bloch
                                            -------------------
                                            Name:  Nathan L. Bloch
                                            Title: First Vice President


                                        Royal Bank of Canada


                                        By: /s/ Gordon C. MacArthur
                                            -----------------------
                                            Name:  Gordon C. MacArthur
                                            Title: Senior Manager


                                        Citicorp USA, Inc.


                                        By: /s/ Mary O'Connell
                                            ------------------
                                            Name:  Mary O'Connell
                                            Title: Director

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                                        Firstar Bank, N.A.


                                        By: /s/ Janell W. Stanosz
                                            ---------------------
                                            Name:  Janell W. Stanosz
                                            Title: Vice President


                                        KeyBank National Association


                                        By: /s/ Frank J. Jancar
                                            -------------------
                                            Name:  Frank J. Jancar
                                            Title: Vice President


                                        Sumitomo Mitsui Banking Corporation


                                        By: /s/ Edward D. Henderson, Jr.
                                            ----------------------------
                                            Name:  Edward D. Henderson, Jr.
                                            Title: Senior Vice President

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                                        Deutsche Bank AG New York Branch
                                        and/or Cayman Islands Branch


                                        By: /s/ William W. McGinty
                                            ----------------------
                                            Name:  William W. McGinty
                                            Title: Director


                                        By  /s/ Thomas A. Foley
                                            -------------------
                                            Name:  Thomas A. Foley
                                            Title: Vice President


                                        The Northern Trust Company


                                        By: /s/ Melissa A. Whitson
                                            ----------------------
                                            Name:  Melissa A. Whitson
                                            Title: Vice President


                                        Lehman Commercial Paper Inc.


                                        By: /s/ Francis J. Chang
                                            --------------------
                                            Name:  Francis J. Chang
                                            Title: Vice President

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                                        MIZUHO CORPORATE BANK LTD. (formerly
                                           known as The Fuji Bank, Limited)


                                        By: /s/ Nobuyasu Fukatsu
                                            --------------------
                                            Name:  Nobuyasu Fukatsu
                                            Title: Senior Vice President